Exhibit 10.6

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT dated as of November 29, 2005 (this “Pledge Agreement”) is by and among CANO PETROLEUM, INC., a Delaware corporation (“Borrower”), each subsidiary of the Borrower signatory hereto (together with the Borrower, the “Pledgors” and individually, each a “Pledgor”) and Union Bank of California, N.A. as collateral trustee (in such capacity the “Collateral Trustee”) under the Collateral Trust Agreement (as hereinafter defined), for its benefit and the benefit of the Secured Parties (as hereinafter defined).

RECITALS

A.                                   The Borrower, the lenders party thereto from time to time (the “Senior Lenders”), Union Bank of California, N.A., as issuing lender (in such capacity, the “Issuing Lender”) and as administrative agent for such Senior Lenders (in such capacity, the “Senior Agent”), have entered into that certain Credit Agreement dated of even date herewith (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Senior Credit Agreement”).

B.                                     The Borrower, the lenders party thereto from time to time (the “Subordinated Lenders”), and Energy Components SPC EEP Energy Exploration and Production Segregated Portfolio, as administrative agent for such Subordinated Lenders (in such capacity, the “Subordinated Agent”) have entered into that certain Subordinated Credit Agreement dated of even date herewith (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Subordinated Credit Agreement”), and together with the Senior Credit Agreement, the “Master Debt Agreements”).

C.                                     In connection with the Master Debt Agreements, the Borrower or any of its subsidiaries may from time to time enter into one or more Hedge Contracts (as defined in the Senior Credit Agreement) with a Senior Lender or any of its affiliates (each such counterparty, a “Swap Counterparty”, and together with the Collateral Trustee, the Senior Agent, the Issuing Lender, the Senior Lenders, the Subordinated Agent and the Subordinated Lenders, the “Secured Parties”).

D.                                    In order to, among other things, appoint the Collateral Trustee as collateral trustee for all of the Secured Parties under the security documents executed in connection with the Master Debt Agreements, including this Pledge Agreement, and to set forth the rights and remedies of the Secured Parties with respect thereto, the Senior Agent, the Senior Lenders, the Subordinated Agent, the Subordinated Lenders, the Collateral Trustee, the Borrower, and the other parties thereto, have entered into that certain Collateral Trust and Intercreditor Agreement dated of even date herewith (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Collateral Trust Agreement”).

E.                                      It is a condition precedent to the extension of credit to the Borrower under the Master Debt Agreements that the Pledgors and the Collateral Trustee, on behalf of the Secured Parties, execute and deliver this Pledge Agreement.

F.                                      Each Pledgor (other than the Borrower) is a subsidiary of the Borrower, and therefore shall derive direct and indirect benefits from the transactions contemplated by the Master Debt Agreements.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, each Pledgor hereby agrees with the Collateral Trustee for the benefit of the Secured Parties as follows:

Section 1.  Definitions.  All capitalized terms not otherwise defined in this Pledge Agreement that are defined in the Collateral Trust Agreement shall have the meanings assigned to such terms by the Collateral Trust Agreement.  Any terms used in this Pledge Agreement that are defined in the Uniform Commercial Code in effect in the State of Texas from time to time (the “UCC”) and not otherwise defined herein or in the Collateral Trust Agreement, shall have the meanings assigned to those terms by the UCC.  Any terms used in this Pledge Agreement that are not otherwise defined herein, in the UCC or in the Collateral Trust Agreement shall have the meanings assigned to those terms by in the Senior Credit Agreement.  All meanings to defined terms, unless otherwise indicated, are to be equally applicable to both the singular and plural forms of the terms defined.  Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Pledge Agreement, unless otherwise specified.  All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified.  The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Pledge Agreement shall refer to this Pledge Agreement as a whole and not to any particular provision of this Pledge Agreement.  As used herein, the term “including” means “including, without limitation,”. Paragraph headings have been inserted in this Pledge Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Pledge Agreement and shall not be used in the interpretation of any provision of this Pledge Agreement.

Section 2.  Pledge.

2.01.                        Grant of Pledge.

(a)                                  Each Pledgor hereby pledges to the Collateral Trustee, and grants to the Collateral Trustee, for the benefit of the Secured Parties, a continuing security interest in, the Pledged Collateral, as defined in Section 2.02 below.  This Pledge Agreement shall secure (i) all Obligations (as defined in the Senior Credit Agreement) now or hereafter existing. (ii) all Obligations (as defined in the Subordinated Credit Agreement) now or hereafter existing, (iii) all other amounts now or hereafter owed by the Borrower, any Pledgor, or any of their respective Subsidiaries under this Pledge Agreement or the other Master Loan Documents to the Collateral Trustee or any other Secured Party, and (iv) any increases, extensions, modifications, substitutions, amendments, restatements and renewals of any of the foregoing obligations, whether for principal, interest, fees, expenses, indemnification or otherwise.  All such obligations shall be referred to in this Pledge Agreement as the “Secured Obligations”.

(b)                                 Notwithstanding anything contained herein to the contrary, it is the intention of each Pledgor, the Collateral Trustee and the Secured Parties that the amount of the Secured Obligation secured by each Pledgor’s interests in any of its property or assets (whether real or personal, or mixed, tangible or intangible) (“Property”) shall be in, but not in excess of, the maximum amount permitted by fraudulent conveyance, fraudulent transfer and other similar law, rule or regulation of any Governmental Authority (as defined in the Senior Credit Agreement) applicable to such Pledgor. Accordingly, notwithstanding anything to the contrary contained in this Pledge Agreement or in any other agreement or instrument executed in connection with the payment of any of the Secured Obligations, the amount of the Secured Obligations secured by each Pledgor’s interests in any of its Property pursuant to this Pledge Agreement shall be limited to an aggregate amount equal to the largest amount that would not render such Pledgor’s obligations hereunder or the liens and security interest granted to the Collateral Trustee hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provision of any other applicable law.

2.02.                        Pledged Collateral.  “Pledged Collateral” shall mean all of each Pledgor’s right, title, and interest in the following, whether now owned or hereafter acquired:

(a)                                  (i) all of the membership interests listed in the attached Schedule 2.02(a) issued to such Pledgor and all such additional membership interests of any issuer of such interests hereafter acquired by such Pledgor (the “Membership Interests”), (ii) the certificates representing the Membership Interests, if any, and (iii) all rights to money or Property which such Pledgor now has or hereafter acquires in respect of the Membership Interests,  including, without limitation, (A) any proceeds from a sale by or on behalf of such Pledgor of any of the Membership Interests, and (B) any distributions, dividends, cash, instruments and other property from time-to-time received or otherwise distributed in respect of the Membership Interests, whether regular, special or made in connection with the partial or total liquidation of the issuer and whether attributable to profits, the return of any contribution or investment or otherwise attributable to the Membership Interests or the ownership thereof  (collectively, the “Membership Interests Distributions”);

(b)                                 (i) all of the general and limited partnership interests listed in the attached Schedule 2.02(b) issued to such Pledgor and all such additional limited or general partnership interests of any issuer of such interests hereafter acquired by such Pledgor (the “Partnership Interests”), and (ii) all rights to money or Property which such Pledgor now has or hereafter acquires in respect of the Partnership Interests,  including, without limitation, (A) any proceeds from a sale by or on behalf of such Pledgor of any of the Partnership Interests, and (B) any distributions, dividends, cash, instruments and other property from time-to-time received or otherwise distributed in respect of the Partnership Interests, whether regular, special or made in connection with the partial or total liquidation of the issuer and whether attributable to profits, the return of any contribution or investment or otherwise attributable to the Partnership Interests or the ownership thereof  (collectively, the “Partnership Interests Distributions”);

(c)                                  (i) all of the shares of stock listed in the attached Schedule 2.02(c) issued to such Pledgor and all such additional shares of stock of any issuer of such shares of stock hereafter issued to such Pledgor (the “Pledged Shares”), (ii) the certificates representing the Pledged Shares, and (iii) all rights to money or Property which such Pledgor now has or hereafter acquires in respect of the Pledged Shares, including, without limitation, (A) any proceeds from a sale by or on behalf of such Pledgor of any of the Pledged Shares, and (B) any distributions, dividends, cash, instruments and other property from time-to-time received or otherwise distributed in respect of the Pledged Shares, whether regular, special or made in connection with the partial or total liquidation of the issuer and whether attributable to profits, the return of any contribution or investment or otherwise attributable to the Pledged Shares or the ownership thereof (collectively, the “Pledged Shares Distributions”; together with the Membership Interests Distributions and the Partnership Interest Distributions, the “Distributions”); and

(d)                                 all proceeds from the Pledged Collateral described in paragraphs (a), (b) and (c) of this Section 2.02.

2.03.                        Delivery of Pledged Collateral.  All certificates or instruments, if any, representing the Pledged Collateral shall be delivered to the Collateral Trustee and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Trustee.  After the occurrence and during the continuance of an Event of Default, the Collateral Trustee shall have the right, upon prior written notice to the applicable Pledgor, to transfer to or to register in the name of the Collateral Trustee or any of its nominees any of the Pledged Collateral, subject to the rights specified in Section 2.04.  In addition, after the occurrence and during the continuance of an Event of Default, the Collateral Trustee shall have the right at any time to exchange the certificates or instruments representing the Pledged Collateral for certificates or instruments of smaller or larger denominations.

2.04.                        Rights Retained by Pledgor.  Notwithstanding the pledge in Section 2.01,

(a)                                  so long as no Event of Default shall have occurred and remain uncured or unwaived and except as otherwise provided in the Master Debt Agreements, (i) each Pledgor shall be entitled to receive and retain any dividends and other Distributions paid on or in respect of the Pledged Collateral and the proceeds of any sale of the Pledged Collateral; and (ii) each Pledgor shall be entitled to exercise any voting and other consensual rights pertaining to its Pledged Collateral for any purpose not inconsistent with the terms of this Pledge Agreement or the Master Debt Agreements; provided, however, that no Pledgor shall exercise nor shall it refrain from exercising any such right if such action or inaction, as applicable, would have a materially adverse effect on the value of the Pledged Collateral; and

(b)                                 if an Event of Default shall have occurred and remain uncured or unwaived,

(i)                                     until such time thereafter as the Collateral Trustee gives written notice of its election to exercise such voting and other consensual rights pursuant to Section 5.02 hereof, each Pledgor shall be entitled to exercise any voting and other consensual rights pertaining to its Pledged Collateral for any purpose not inconsistent with the terms of this Pledge Agreement or the Master Debt Agreements; provided, however, that no Pledgor shall exercise nor shall it refrain from exercising any such right if such action or inaction, as applicable, would have a materially adverse effect on the value of the Pledged Collateral; and

(ii)                                  at and after such time as the Collateral Trustee gives written notice of its election to exercise such voting and other consensual rights pursuant to Section 5.02 hereof, each Pledgor shall execute and deliver (or cause to be executed and delivered) to the Collateral Trustee all proxies and other instruments as the Collateral Trustee may reasonably request to enable the Collateral Trustee to (A) exercise the voting and other rights which such Pledgor is entitled to exercise pursuant to paragraph (a) or paragraph (b)(i) of this Section 2.04, and (B) receive any Distributions and proceeds of sale of the Pledged Collateral which such Pledgor is authorized to receive and retain pursuant to paragraph (a)(i) of this Section 2.04.

Section 3.  Pledgor’s Representations and Warranties.  Each Pledgor represents and warrants to the Collateral Trustee and the Secured Parties as follows:

(a)                                  The Pledged Collateral applicable to such Pledgor listed on the attached Schedules 2.02(a), 2.02(b) and 2.02(c) have been duly authorized and validly issued to such Pledgor and are fully paid and nonassessable.

(b)                                 Such Pledgor is the legal and beneficial owner of the Pledged Collateral free and clear of any Lien or option, except for (i) the security interest created by this Pledge Agreement and (ii) other Liens permitted under the Master Debt Agreements ( the “Permitted Liens”).

(c)                                  No authorization, authentication, approval, or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required either (a) for the pledge by such Pledgor of the Pledged Collateral pursuant to this Pledge Agreement or for the execution, delivery, or performance of this Pledge Agreement by such Pledgor or (b) for the exercise by the Collateral Trustee or any Secured Party of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

(d)                                 Such Pledgor has the full right, power and authority to deliver, pledge, assign and transfer the Pledged Collateral to the Collateral Trustee.

(e)                                  The Membership Interests listed on the attached Schedule 2.02(a) constitute the percentage of the issued and outstanding membership interests of the respective issuer thereof set forth on Schedule 2.02(a) and all of the Equity Interest in such issuer in which the Pledgor has any ownership interest.

(f)                                    The Partnership Interests listed on the attached Schedule 2.02(b) constitute the percentage of the issued and outstanding general and limited partnership interests of the respective issuer thereof set forth on Schedule 2.02(b) and all of the Equity Interest in such issuer in which the Pledgor has any ownership interest.

(g)                                 The Pledged Shares list on the attached Schedule 2.02(c) constitute the percentage of the issued and outstanding shares of capital stock of the respective issuer thereof set forth on Schedule 2.02(c) and all of the Equity Interest in such issuer in which the Pledgor has any ownership interest.

(h)                                 Schedule 3 sets forth its sole jurisdiction of formation, type of organization, federal tax identification number, the organizational number, and all names used by it during the last five years prior to the date of this Pledge Agreement.

Section 4.  Pledgor’s Covenants.  During the term of this Pledge Agreement and until all of the Secured Obligations (including all Letter of Credit Obligations) have been fully and finally paid and discharged in full, the termination of the Hedge Contracts with the Secured Parties, the Commitments (as defined in the applicable Master Debt Agreement) under each Master Debt Agreement have been terminated or expired, all Letters of Credit have terminated or expired, and all obligations of the Issuing Lender and the Senior Lenders in respect of Letters of Credit have been terminated, each Pledgor covenants and agrees with the Collateral Trustee that:

4.01.                        Protect Collateral; Further Assurances.  Each Pledgor will warrant and defend the rights and title herein granted unto the Collateral Trustee in and to the Pledged Collateral (and all right, title, and interest represented by the Pledged Collateral) against the claims and demands of all Persons whomsoever.  Each Pledgor agrees that, at the expense of such Pledgor, such Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary and that the Collateral Trustee or any Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Collateral Trustee or any Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.  Each Pledgor hereby authorizes the Collateral Trustee to file any financing statements, amendments or continuations without the signature of such Pledgor to the extent permitted by applicable law in order to perfect or maintain the perfection of any security interest granted under this Pledge Agreement.

4.02.                        Transfer, Other Liens, and Additional Shares.  Each Pledgor agrees that it will not (a) except as otherwise permitted by the Master Debt Agreements, sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral or (b) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for Permitted Liens.  Each Pledgor agrees that it will (i) cause each issuer of the Pledged Collateral that is a Subsidiary of such Pledgor not to issue any other Equity Interests in addition to or in substitution for the Pledged Collateral issued by such issuer, except to such Pledgor or any other Pledgor and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any additional Equity Interests of an issuer acquired by such Pledgor.  No Pledgor shall approve any amendment or modification of any of the Pledged Collateral without the Collateral Trustee’s prior written consent.

4.03.                        Jurisdiction of Formation; Name Change.  Each Pledgor shall give the Collateral Trustee at least 30 days’ prior written notice before it (i) in the case of a Pledgor that is not a “registered organization” (as defined in Section 9-102 of the UCC) changes the location of its principal place of business and chief executive office, or (ii) uses a trade name other than its current name used on the date hereof.  Other than as permitted by Section 6.11 of the respective Master Debt Agreements, no Pledgor shall amend, supplement, modify or restate its articles or certificate of incorporation, bylaws, limited liability company agreements, or other equivalent organizational documents, nor amend its name or change its jurisdiction of incorporation, organization or formation.

Section 5.  Remedies upon Default.  If any Event of Default shall have occurred and be continuing:

5.01.                        UCC Remedies.  To the extent permitted by law, the Collateral Trustee may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for in this Pledge Agreement or otherwise available to it, all the rights and remedies of a Collateral Trustee under the UCC (whether or not the UCC applies to the affected Pledged Collateral).

5.02.                        Dividends and Other Rights.

(a)                                  All rights of the Pledgors to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 2.04(a) may be exercised by the Collateral Trustee if the Collateral Trustee so elects and gives written notice of such election to the affected Pledgor and all rights of the Pledgors to receive any Distributions on or in respect of the Pledged Collateral and the proceeds of sale of the Pledged Collateral which it would otherwise be authorized to receive and retain pursuant to Section 2.04(b) shall cease.

(b)                                 All Distributions on or in respect of the Pledged Collateral and the proceeds of sale of the Pledged Collateral which are received by any Pledgor shall be received in trust for the benefit of the Collateral Trustee, shall be segregated from other funds of such Pledgor, and shall be promptly paid over to the Collateral Trustee as Pledged Collateral in the same form as so received (with any necessary indorsement).

5.03.                        Sale of Pledged Collateral. The Collateral Trustee may sell all or part of the Pledged Collateral at public or private sale, at any of the Collateral Trustee’s offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as the Collateral Trustee may deem commercially reasonable in accordance with applicable laws.  Each Pledgor agrees that to the extent permitted by law such sales may be made without notice.  If notice is required by law, each Pledgor hereby deems 10 days’ advance notice of the time and place of any public sale or the time after which any private sale is to be made reasonable notification, recognizing that if the Pledged Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market shorter notice may be reasonable.  The Collateral Trustee shall not be obligated to make any sale of the Pledged Collateral regardless of notice of sale having been given.  The Collateral Trustee may adjourn any public or private sale from time-to-time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Each Pledgor shall fully cooperate with Collateral Trustee in selling or realizing upon all or any part of the Pledged Collateral.  In addition, each Pledgor shall fully comply with the securities laws of the United States, the State of Texas, and other states and take such actions as may be necessary to permit Collateral Trustee to sell or otherwise dispose of any securities representing the Pledged Collateral in compliance with such laws.

5.04.                        Exempt Sale.  If, in the opinion of the Collateral Trustee, there is any question that a public or semipublic sale or distribution of any Pledged Collateral will violate any state or federal securities law, the Collateral Trustee in its reasonable discretion (a) may offer and sell securities privately to purchasers who will agree to take them for investment purposes and not with a view to distribution and who will agree to imposition of restrictive legends on the certificates representing the security, or (b) may sell such securities in an intrastate offering under Section 3(a)(11) of the Securities Act of 1933, as amended, and no sale so made in good faith by the Collateral Trustee shall be deemed to be not “commercially reasonable” solely because so made.  Each Pledgor shall cooperate fully with the Collateral Trustee in selling or realizing upon all or any part of the Pledged Collateral.

5.05.                        Application of Collateral. The proceeds of any sale, or other realization (other than that received from a sale or other realization permitted by the Master Debt Agreements) upon all or any part of the Pledged Collateral pledged by the Pledgors shall be applied by the Collateral Trustee as set forth in Section 4.4 of the Collateral Trust Agreement.

5.06.                        Cumulative Remedies.  Each right, power and remedy herein specifically granted to the Collateral Trustee or otherwise available to it shall be cumulative, and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity, or otherwise, and each such right, power and remedy, whether specifically granted herein or otherwise existing, may be exercised at any time and from time-to-time as often and in such order as may be deemed expedient by the Collateral Trustee in its sole discretion.  No failure on the part of the Collateral Trustee to exercise, and no delay in exercising, and no course of dealing with respect to, any such right, power or remedy, shall operate as a waiver thereof, nor shall any single or partial exercise of any such rights, power or remedy preclude any other or further exercise thereof or the exercise of any other right.

Section 6.  Collateral Trustee as Attorney-in-Fact for Pledgor.

6.01.                        Collateral Trustee Appointed Attorney-in-Fact.  Each Pledgor hereby irrevocably appoints the Collateral Trustee as such Pledgor’s attorney-in-fact, with full authority after the occurrence and during the continuance of an Event of Default to act for such Pledgor and in the name of such Pledgor, and, in the Collateral Trustee’s discretion, to take any action and to execute any instrument which the Collateral Trustee may deem reasonably necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to receive, indorse, and collect all instruments made payable to such Pledgor representing any dividend, or the proceeds of the sale of the Pledged Collateral, or other distribution in respect of the Pledged Collateral and to give full discharge for the same.  Each Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

6.02.                        Collateral Trustee May Perform. The Collateral Trustee may from time-to-time, at its option but at the Pledgors’ expense, perform any act which any Pledgor agrees hereunder to perform and which such Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of any Event of Default and after notice thereof by the Collateral Trustee to the affected Pledgor) and the Collateral Trustee may from time-to-time take any other action which the Collateral Trustee reasonably deems necessary for the maintenance, preservation or protection of any of the Pledged Collateral or of its security interest therein.  The Collateral Trustee shall provide notice to the affected Pledgor of any action taken hereunder; provided however, the failure to provide such notice shall not be construed as a waiver of any rights of the Collateral Trustee provided under this Pledge Agreement or under applicable law.

6.03.                        Collateral Trustee Has No Duty.  The powers conferred on the Collateral Trustee hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty on it to exercise any such powers.  Except for reasonable care of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Trustee shall have no duty as to any Pledged Collateral or responsibility for taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral.

6.04.                        Reasonable Care.  The Collateral Trustee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Collateral Trustee accords its own property, it being understood that the Collateral Trustee shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relative to any Pledged Collateral, whether or not the Collateral Trustee has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

Section 7.  Miscellaneous.

7.01.                        Expenses.  The Pledgors will upon demand pay to the Collateral Trustee for its benefit and the benefit of the other Secured Parties the amount of any reasonable out-of-pocket expenses, including the reasonable fees and disbursements of its counsel and of any experts, which the Collateral Trustee and the other Secured Parties may incur in connection with (a) the custody, preservation, use, or operation of, or the sale, collection, or other realization of, any of the Pledged Collateral, (b) the exercise or enforcement of any of the rights of the Collateral Trustee or any Lender or any other Secured Parties hereunder, and (c) the failure by any Pledgor to perform or observe any of the provisions hereof.

7.02.                        Amendments, Etc.  No amendment or waiver of any provision of this Pledge Agreement nor consent to any departure by any Pledgor herefrom shall be effective unless made in writing and executed by the affected Pledgor and the Collateral Trustee (acting upon the written direction of the Required Percentage of each Class of Master Debt and given in accordance with the Collateral Trust Agreement), and such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

7.03.                        Addresses for Notices.  All notices and other communications provided for hereunder shall be in the manner and to the addresses set forth in the Collateral Trust Agreement.

7.04.                        Continuing Security Interest; Transfer of Interest.

(a)                                  This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and, unless expressly released by the Collateral Trustee, shall (i) remain in full force and effect until the indefeasible payment in full in cash of, and termination of, the Secured Obligations and the termination of the Commitments under each Master Debt Agreement, (ii) be binding upon the Pledgors, the Collateral Trustee, the Secured Parties and their successors, and assigns, and (iii) inure, together with the rights and remedies of the Collateral Trustee hereunder, to the benefit of and be binding upon, the Collateral Trustee, and the Secured Parties and their respective successors, transferees, and assigns, and to the benefit of and be binding upon, the Swap Counterparties, and each of their respective successors and assigns only to the extent such successors, transferees, and assigns of a Swap Counterparty is a Senior Lender or an Affiliate of a Senior Lender.  Without limiting the generality of the foregoing clause, when any Secured Party assigns or otherwise transfers any interest held by it under either Master Debt Agreement or other Master Debt Document (other than an Interest Hedge Agreement or a Hydrocarbon Hedge Agreement) to any other Person pursuant to the terms of the applicable Master Debt Agreement or such other Master Debt Document, that other Person shall thereupon become vested with all the benefits held by such Secured Party under this Pledge Agreement.  Furthermore, when any Swap Counterparty assigns or otherwise transfers any interest held by it under an Interest Hedge Agreement or a Hydrocarbon Hedge Agreement to any other Person pursuant to the terms of such agreement, that other Person shall thereupon become vested with all the benefits held by such Secured Party under this Pledge Agreement only if such Person is also then a Senior Lender or an Affiliate of a Senior Lender.

(b)                                 Upon the indefeasible payment in full and termination of the Secured Obligations and the termination of all Commitments under each Master Debt Agreement, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the applicable Pledgor to the extent such Pledged Collateral shall not have been sold or otherwise applied pursuant to the terms hereof.  Upon any such termination, the Collateral Trustee will, at the Pledgors’ expense, deliver all Pledged Collateral to the applicable Pledgor, execute and deliver to the applicable Pledgor such documents as such Pledgor shall reasonably request and take any other actions reasonably requested to evidence or effect such termination.

7.05.                        Waivers.  Each Pledgor hereby waives:

(a)                                  promptness, diligence, notice of acceptance, and any other notice with respect to any of the Secured Obligations and this Pledge Agreement;

(b)                                 any requirement that the Collateral Trustee or any Secured Party protect, secure, perfect, or insure any Lien or any Property subject thereto or exhaust any right or take any action against any Pledgor, any Guarantor, or any other Person or any collateral; and

(c)                                  any duty on the part of the Collateral Trustee to disclose to any Pledgor any matter, fact, or thing relating to the business, operation, or condition of any Pledgor, any Guarantor, or any other Person and their respective assets now known or hereafter known by such Person.

7.06.                        Severability.  Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

7.07.                        Choice of Law.  This Pledge Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas, except to the extent that the validity or perfection of the security interests hereunder, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the laws of a jurisdiction other than the State of Texas.

7.08.                        Counterparts.  The parties may execute this Pledge Agreement in counterparts, each of which constitutes an original, and all of which, collectively, constitute only one agreement.  Delivery of an executed counterpart signature page by facsimile is as effective as executing and delivering this Pledge Agreement in the presence of the other parties to this Pledge Agreement.  In proving this Pledge Agreement, a party must produce or account only for the executed counterpart of the party to be charged.

7.09.                        Headings.  Paragraph headings have been inserted in this Pledge Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Pledge Agreement and shall not be used in the interpretation of any provision of this Pledge Agreement.

7.10.                        Reinstatement.  If, at any time after payment in full of all Secured Obligations and termination of the Collateral Trustee’s security interest, any payments on the Secured Obligations previously made must be disgorged by any Secured Party for any reason whatsoever, including, without limitation, the insolvency, bankruptcy or reorganization of any Pledgor or any other Person, this Pledge Agreement and the Collateral Trustee’s security interests herein shall be reinstated as to all disgorged payments as though such payments had not been made, and each Pledgor shall sign and deliver to the Collateral Trustee all documents, and shall do such other acts and things, as may be necessary to reinstate and perfect the Collateral Trustee’s security interest.  EACH PLEDGOR SHALL DEFEND AND INDEMNIFY THE COLLATERAL TRUSTEE AND EACH OTHER SECURED PARTY FROM AND AGAINST ANY CLAIM, DAMAGE, LOSS, LIABILITY, COST OR EXPENSE UNDER THIS SECTION 7.10 (INCLUDING REASONABLE ATTORNEYS’ FEES AND EXPENSES) IN THE DEFENSE OF ANY SUCH ACTION OR SUIT INCLUDING SUCH CLAIM, DAMAGE, LOSS, LIABILITY, COST, OR EXPENSE ARISING AS A RESULT OF THE INDEMNIFIED SECURED PARTY’S OWN NEGLIGENCE BUT EXCLUDING SUCH

CLAIM, DAMAGE, LOSS, LIABILITY, COST, OR EXPENSE THAT IS FOUND IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH INDEMNIFIED SECURED PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

7.11.                        Conflicts.  In the event of any explicit or implicit conflict between any provisions of this Pledge Agreement and any provision of the Senior Credit Agreement, the terms of the Senior Credit Agreement shall be controlling.

7.12.                        Additional Pledgors.  Pursuant to Section 6.15 of each Master Debt Agreement, certain Subsidiaries of the Borrower that were not in existence on the date of the such Master Debt Agreements are required to enter into this Pledge Agreement as Pledgors.  Upon execution and delivery after the date hereof by the Collateral Trustee and such Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Pledgor hereunder with the same force and effect as if originally named as a Pledgor herein.  The execution and delivery of any instrument adding an additional Pledgor as a party to this Pledge Agreement shall not require the consent of any other Pledgor hereunder.  The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Pledge Agreement.

7.13.                        Entire Agreement.  THIS PLEDGE AGREEMENT, THE COLLATERAL TRUST AGREEMENT AND THE OTHER MASTER DEBT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[SIGNATURE PAGES FOLLOW]

The parties hereto have caused this Pledge Agreement to be duly executed as of the date first above written.

PLEDGORS:

CANO PETROLEUM, INC., a Delaware corporation

By:	/s/ S. Jeffrey Johnson
Name:	S. Jeffrey Johnson
Title:	Chief Executive Officer

W.O. ENERGY OF NEVADA, INC., a Nevada corporation

By:	/s/ S. Jeffrey Johnson
Name:	S. Jeffrey Johnson
Title:	President

WO ENERGY, INC., a Texas corporation

By:	/s/ S. Jeffrey Johnson
Name:	S. Jeffrey Johnson
Title:	President

COLLATERAL TRUSTEE:

UNION BANK OF CALIFORNIA, N.A., as Collateral Trustee

By:	/s/ Ali Ahmed
Ali Ahmed, Vice President

Signature page to Pledge Agreement

SCHEDULE 2.02(a)

PLEDGED COLLATERAL

Attached to and forming a part of that certain Pledge Agreement dated November 29, 2005 by Cano Petroleum, Inc., W.O. Energy of Nevada, Inc. and WO Energy, Inc. as Pledgors, to Union Bank of California, N.A., as Collateral Trustee.

None.

SCHEDULE 2.02(b)

PLEDGED COLLATERAL

Attached to and forming a part of that certain Pledge Agreement dated November 29, 2005 by Cano Petroleum, Inc., W.O. Energy of Nevada, Inc. and WO Energy, Inc. as Pledgors, to Union Bank of California, N.A., as Collateral Trustee.

Issuer	Type of Partnership Interest	% of Partnership Interest Owned
W.O. Energy of Nevada, Inc.	Limited Partnership Interest in W.O. Operating Company, Ltd. and W.O. Production Company, Ltd.	95% Limited Partnership Interest

Issuer	Type of Partnership Interest	% of Partnership Interest Owned
WO Energy, Inc.	General Partnership Interest in W.O. Operating Company, Ltd. and W.O. Production Company, Ltd.	5% General Partnership Interest

SCHEDULE 2.02(c)

PLEDGED COLLATERAL

Attached to and forming a part of that certain Pledge Agreement dated November 29, 2005 by Cano Petroleum, Inc., W.O. Energy of Nevada, Inc. and WO Energy, Inc. as Pledgors, to Union Bank of California, N.A., as Collateral Trustee.

Issuer	Type of Shares	Number of Shares	% of Shares Owned	Certificate No.
Square One Energy, Inc.	Common Stock Issued to Cano Petroleum, Inc.	1,500	100%	4

Issuer	Type of Shares	Number of Shares	% of Shares Owned	Certificate No.
Ladder Companies, Inc.	Common Stock Issued to Cano Petroleum, Inc.	1,000	100%	7

Issuer	Type of Shares	Number of Shares	% of Shares Owned	Certificate No.
W.O. Energy of Nevada, Inc.	Common Stock Issued to Cano Petroleum, Inc.	1,200	100%	5

Issuer	Type of Shares	Number of Shares	% of Shares Owned	Certificate No.
WO Energy, Inc.	Common Stock Issued to W.O. Energy of Nevada, Inc.	1,100	100%	6

SCHEDULE 3

PLEDGOR INFORMATION

Pledgor:	Cano Petroleum, Inc.

Sole Jurisdiction of Formation / Filing:	Delaware

Type of Organization:	Corporation

Organizational Number:	3664494

Federal Tax Identification Number:	77-0635673

Prior Names:	Huron Ventures, Inc.

Pledgor:	W.O. Energy of Nevada, Inc.

Sole Jurisdiction of Formation / Filing:	Nevada

Type of Organization:	Corporation

Organizational Number:	C20757-1996-001

Federal Tax Identification Number:	88-0369151

Prior Names:	None.

Pledgor:	WO Energy, Inc.

Sole Jurisdiction of Formation / Filing:	Texas

Type of Organization:	Corporation

Organizational Number:	113518200

Federal Tax Identification Number:	75-2303966

Prior Names:	None.

Annex 1 to the

Pledge Agreement

SUPPLEMENT NO.  [            ]  dated as of [               ] (the “Supplement”), to the Pledge Agreement dated as of November 29, 2005 (as amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”) by and among CANO PETROLEUM, INC., a Delaware corporation (“Borrower”), each other party signatory hereto (together with the Borrower, the “Pledgors” and individually, each a “Pledgor”) and Union Bank of California, N.A. as collateral trustee (in such capacity, the “Collateral Trustee”) under the Collateral Trust Agreement (as hereinafter defined) for the benefit of the Secured Parties (as hereinafter defined).

RECITALS

A.                                   Reference is made to the following documents related to extension of credit to the Borrower:

(i)                                     that certain Credit Agreement dated as of November 29, 2005 (as it may be amended, restated or otherwise modified from time to time, the “Senior Credit Agreement”) by and among the Borrower, the lenders party thereto from time to time (the “Senior Lenders”), and Union Bank of California, N.A., as administrative agent for such Senior Lenders (the “Senior Agent”);

(ii)                                  that certain Subordinated Credit Agreement dated as of November 29, 2005 (as it may be amended, restated or otherwise modified from time to time, the “Subordinated Credit Agreement”, and together with the Senior Credit Agreement, the “Master Debt Agreements”), among the Borrower, the lenders party thereto from time to time (the “Subordinated Lenders”), and Energy Components SPC EEP Energy Exploration and Production Segregated Portfolio as administrative agent for such Subordinated Lenders (in such capacity, the “Subordinated Agent”); and

(iii)                               those Hedge Contracts (as defined in the Senior Credit Agreement) that the Borrower or any of its Subsidiaries may from time to time enter into one or more with a Senior Lender or one of their Affiliates (a “Swap Counterparty”, and together with the Collateral Trustee, the Senior Agent, the Issuing Lender, the Senior Lenders, the Subordinated Agent, the Subordinated Lenders, the “Secured Parties”).

B.                                     In connection with the Master Debt Agreements, the Senior Agent, the Senior Lenders, the Subordinated Loan Agent, the Subordinated Lenders, the Collateral Trustee, the Borrower, and other parties thereto, have entered into that certain Collateral Trust and Intercreditor Agreement dated as of even date herewith (as it may be amended, restated, or otherwise modified from time to time, the “Collateral Trust Agreement”), to among other things, appoint the Collateral Trustee as collateral trustee for all of the Secured Parties under the security documents executed in connection with the Master Debt Agreements, including the Pledge Agreement, and set forth the rights and remedies of the Secured Parties with respect thereto.

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C.                                     The Pledgors have entered into the Pledge Agreement in order to induce the Senior Lenders and the Subordinated Lenders to make loans and the Issuing Lender to issue letters of credit under the Master Debt Agreements.  Pursuant to Section 6.15 of the respective Master Debt Agreements, each Subsidiary of the Borrower that was not in existence on the date of the respective Master Debt Agreement is required to enter into the Pledge Agreement as a Pledgor upon becoming a Subsidiary.  Section 7.12 of the Pledge Agreement provides that additional Subsidiaries of the Borrower may become Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement.  The undersigned Subsidiary of the Borrower (the “New Pledgor”) is executing this Supplement in accordance with the requirements of the Senior Credit Agreement to become a Pledgor under the Pledge Agreement in order to induce the Senior Lenders to make additional loans and the Issuing Lender to issue additional letters of credit and as consideration for loans previously made and letters of credit previously issued.

D.                                    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement and the Collateral Trust Agreement.

Accordingly, the Collateral Trustee and the New Pledgor agree as follows:

SECTION 1.                                In accordance with Section 7.12 of the Pledge Agreement, the New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby agrees (a) to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof in all material respects.  In furtherance of the foregoing, the New Pledgor, as security for the payment and performance in full of the Secured Obligations, does hereby create and grant to the Collateral Trustee, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a continuing security interest in and lien on all of the New Pledgor’s right, title and interest in and to the Pledged Collateral of the New Pledgor.  Each reference to a “Pledgor” in the Pledge Agreement shall be deemed to include the New Pledgor.  The Pledge Agreement is hereby incorporated herein by reference.

SECTION 2.                                The New Pledgor represents and warrants to the Collateral Trustee and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

SECTION 3.                                This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Supplement shall become effective when the Collateral Trustee shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and the Collateral Trustee.  Delivery of an executed signature page to this Supplement

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by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4.                                The New Pledgor hereby represents and warrants that (a) set forth on Schedules 2.02(a), 2.02(b), and 2.02(c) attached hereto are true and correct schedules of all its Membership Interests, Partnership Interests and Pledged Shares, as each term is defined in the Pledge Agreement, and (b) set forth on Schedule 3 attached hereto are its sole jurisdiction of formation, type of organization, its federal tax identification number and the organizational number, and all names used by it during the last five years prior to the date of this Supplement.

SECTION 5.                                Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

SECTION 6.                                THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

SECTION 7.                                In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired.  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.                                All communications and notices hereunder shall be in writing and given as provided in the Pledge Agreement.  All communications and notices hereunder to the New Pledgor shall be given to it at the address set forth under its signature hereto.

SECTION 9.                                The New Pledgor agrees to reimburse the Collateral Trustee for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Trustee.

THIS SUPPLEMENT, THE PLEDGE AGREEMENT, THE COLLATERAL TRUST AGREEMENT AND THE OTHER MASTER DEBT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[SIGNATURES PAGES FOLLOW]

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IN WITNESS WHEREOF, the New Pledgor and the Collateral Trustee have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.

NEW PLEDGOR:

[ ]

By:
Name:
Title:

COLLATERAL TRUSTEE:

UNION BANK OF CALIFORNIA, N.A.

By:
Name:
Title:

4

Schedules

Supplement No.

to the Pledge Agreement

Pledged Collateral of the New Pledgor

SCHEDULE 2.02(a)

Issuer	Type of Membership Interest	% of Membership Interest Owned

SCHEDULE 2.02(b)

Issuer	Type of Partnership Interest	% of Partnership Interest Owned

SCHEDULE 2.02(c)

Issuer	Type of Shares	Number of Shares	% of Shares Owned	Certificate No.

SCHEDULE 3

New Pledgor:

Sole Jurisdiction of Formation / Filing:

Type of Organization:

Organizational Number:

Federal Tax Identification Number:

Prior Names:

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